SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2013

INZON CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-17345	41-1578316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21st Floor, CMA Building No. 64 Connaught Road Central, Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2526-3189
Registrant’s telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of acqusition or dispostion of Assets

On May 17, 2012 (the “Merger Date”), InZon Corporation (“InZon”), American Visiontech Co. Ltd. and AVC Acquisition Corp. (“AVC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, on April 30, 2013 AVCAC merged with and into AVC, with AVC remaining as the surviving corporation (the “Merger”).

As of the closing of the Merger, the shares of common stock of AVC were converted into the right to receive in the aggregate 15,834,192 shares of the common stock of InZon. Following (i) the closing of the Merger, the former shareholders of AVC will hold approximately 96% of the common stock of InZon.

The foregoing descriptions of the Merger Agreement does not purport to be complete and are qualified in their entirety by reference to the complete text of the Merger Agreement, which are filed as exhibits to this Form 8-K and incorporated herein by reference.

The shares of InZon’s common stock issued to former holders of AVC’s common stock in connection with the Merger and the Investor Shares were not registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Certificates representing these shares contain a legend stating the restrictions applicable to such shares.

FORM 10 DISCLOSURE

Item 5.06 Form 8-K provides that if a registrant reporting a transaction under Item 2.01 was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) prior to such transaction, the registrant must disclose the information that would be required if it were filing a general form for securities registration on Form 10. Please note that the information provided below relates to the combined company after the Merger.  Because InZon’s operations after the Merger will consist solely of AVC’s operations, the following discussion of our business and operations will refer to AVC’s business and operations.

Item 1: Business.

Overview

InZon Corporation is a development stage company focused on the acquisition and development of real estate property in North America.

AVC is currently focused on building a team of industry experts to advise and assist AVC’s management as the project plans are developed. The team will include members from the financial, legal, and government policy communities who are all well experienced in the field of real estate development.

Projects

On November 25, 2012, the Company entered into an agreement with STN Partners Holding Corp (“STN”) to acquire from STN 100% of the shares of Royal Niagara Falls Estates Development’s (“RNFED”) real estate land and development project on the land for $5,000,000. The option is effective until July 31, 2013. The property consists of 19.6 acres of partially developed with 90 residential subdivision lots residential land located north of Fort Erie, Ontario and approximately 15 miles south of Niagara Falls, Ontario.

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Specifically, we plan to contrast and sell residential homes in Ontario and the greater Toronto area (GTA). Our homes will be between 2,500 to 3,000 square feet and be energy efficiency as a primary concern. Our homes will have rooftop solar panels and the capacity to generate geo-thermal energy. Ontario and the Canadian government have and continue to institute a number of programs that incent home builders and buyers to implement a “green” strategy in home construction. For example, the Ontario Power Authority provides for cash-back rebates to home owners who purchase homes with solar panels installed on the roofs of residential construction. We will endeavor to qualify for many of these “green” building incentives.

Industry Back

Despite the recent global real estate and financial crisis, the Canadian housing market has been stable over the last five years compared to most areas of the world, including the United States. The relative consistency of the Canadian housing market, particularly in Ontario where we plan to operate, is principally a result of demand due to growth in employment and immigration. The Canadian housing market has also exhibited stable housing starts, a balanced sales-to-listings ratio and steady long-term growth in housing prices. In addition, Canadian home buying practices reflect a number of stabilizing structural, mortgage lending, legal and general market characteristics that have allowed the Canadian housing market to grow at a sustainable pace and to experience significantly lower mortgage default rates over the past decade, as compared to the United States and many other parts of the world.

Ontario represents approximately one-third of the total Canadian new home market, as measured by total housing starts, and benefits from positive demographic and economic growth trends. For example, the population and GDP of Ontario between 2008 and 2011 increased by approximately 4.4% and 9.5%, respectively. Ontario housing starts increased from 68,123 in 2007 to an estimated level of 77,600 in 2012, representing a compound annual growth rate (“CAGR”) of approximately 2.6%. Similarly, average home prices in Ontario increased from CAD$299,610 in 2007 to an estimated average price of CAD$386,000 in 2012, representing a CAGR of approximately 5.2%. With slowing job growth relative to the recent past, ongoing global economic uncertainty and increasing units under construction, it is anticipated that Ontario housing starts will moderate to approximately 65,000 and average home prices will remain flat at approximately CAD$386,400 in 2013, based on data from the Canada Mortgage and Housing Corporation (“CMHC”).

The GTA will the most important market in our Ontario business. The supply of land in the GTA is constrained due to governmental regulations. In 2005, the provincial government of Ontario established the “Greenbelt” plan protecting approximately 1.8 million acres of farmland and green space around the city of Toronto. This regulation limited urban expansion for homebuilders by constraining the supply of land available for development. Our high-rise development expertise has allowed us to adapt to this regulatory challenge.

The Canadian housing market has a number of stabilizing structural, mortgage financing and legal characteristics that have helped maintain a more sustainable pace over the past decade.

In Canada, almost all mortgages are “full recourse” loans, which means that the borrower remains responsible for the mortgage even in the case of foreclosure. The laws of most Canadian jurisdictions permit home mortgage lenders to seek to apply all other assets of the borrower against the mortgage and even to garnish future earnings of the borrower in the event of default. In contrast, many mortgages in the United States are “limited recourse” which provide for more limited remedies. As illustrated below, mortgage delinquencies in arrears for more than 90 days in Canada even at the peak of the global recession did not exceed 0.45%, as compared to 5.0% in the United States.

Notable characteristics of the Canadian housing market include:

•	conservative banking practices, including those resulting from the Canadian Office of the Superintendent of Financial Institutions imposing a maximum leverage multiple of 20 for federally regulated banks;

•	housing supply constraints, particularly in Ontario;

•	Canada’s historical resistance to short-term swings in demand, especially in the high-rise markets; and

•	increased population density in major Ontario urban centers resulting from steady and significant immigration flows.

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Notable characteristics of the Canadian mortgage market include:

•	mortgage interest is not tax deductible;

•	the most common mortgage in Canada is a fixed-rate loan that comes due in five years and requires principal payments prior to maturity based on a 25-year amortization schedule, whereas the most common mortgage in the United States comes due in 30 years and requires principal payments prior to maturity based on a 30-year amortization schedule;

•	homebuyers with a downpayment of less than 20% of the purchase price are required to obtain mortgage loan insurance backed by CMHC;

•	Canadian mortgage institutions do not offer subprime mortgages; and

•	the Canadian Federal government continued to tighten mortgage lending rules during the first nine months of 2012, in line with prior actions to limit excessive borrowing in the Canadian residential mortgage market.

Customers

We currently have no customers.

Employees

AVC currently employs 2 employees. Industry experts, engineers, and researchers will be contracted on an as-needed basis.

Facilities

AVC utilizes office space at 21st Floor, CM Building No. 64, Connaught Road Central, Hong Kong.

Competition

The Canadian homebuilding industry is highly competitive. We will have to compete in markets with numerous other national, regional and local homebuilders for homebuyers, desirable properties, raw materials, skilled labor and financing. We will also have to compete with sales of existing homes and with the rental housing market. Our homes will have to compete on the basis of quality, price, design, mortgage financing terms and location.

In order to maximize our sales volumes, profitability and product strategy, we strive to understand our competition and their pricing, product and sales volume strategies and results. Market conditions in Canada have also led to a significant number foreclosed homes being offered for sale, which has increased competition for homebuyers and has affected pricing. However, we have taken a proactive approach to distancing ourselves from overly affected submarkets, enabling us to drive sales in our markets without competing as directly with foreclosures.

We have seen reduced competition from small and mid-sized private builders who had been competitors in the new home market; however, private builders in the Canadian markets are well capitalized and will continue to provide significant competition.

In Ontario, we will compete against Alliance Homes Ltd., Carrington Homes Ltd. and Dorsay Development Corporation among many other home builders.

Legal Proceedings

From time to time the Company may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of business.  We are not currently involved in any legal proceedings that we believe could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations.

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Item 1A: Risk Factors

Investing in our Common Stock involves a high degree of risk. Prospective investors should carefully consider the following risks and uncertainties and all other information contained or referred to in this Current Report on Form 8-K before investing in our common stock. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties that we are unaware of, or that we currently deem immaterial, also may become important factors that affect us. If any of the following risks occur, our business, financial condition or results of operations could be materially and adversely affected. In that case, the trading price of our Common Stock could decline, and you could lose all of your investment.

Risks Associated with our Business

Our planned business is cyclical and is significantly affected by changes in general and local economic conditions.

Our planned business can be substantially affected by adverse changes in general economic or business conditions that are outside of our control, including changes in:

•	short- and long-term interest rates;

•	the availability and cost of financing for homebuyers;

•	consumer confidence generally and the confidence of potential homebuyers in particular;

•	the ability of existing homeowners to sell their existing homes at prices that are acceptable to them;

•	U.S., Canadian and global financial system and credit markets, including stock market and credit market volatility;

•	private and federal mortgage financing programs and federal, state and provincial regulation of lending practices;

•	federal, state and provincial income tax provisions, including provisions for the deduction of mortgage interest payments;

•	housing demand from population growth and demographic changes (including immigration levels and trends in urban and suburban migration);

•	demand from overseas buyers for our homes (particularly in our GTA market), which may fluctuate according to economic circumstances in overseas markets;

•	the supply of available new or existing homes and other housing alternatives, such as apartments and other residential rental property;

•	employment levels and job and personal income growth and household debt-to-income levels;

•	real estate taxes; and

•	the supply of developable land in our markets in the United States and Canada.

Adverse changes in these conditions may affect our business nationally or may be more prevalent or concentrated in particular regions or localities in which we operate. During the recent downturn, unfavorable changes in many of the above factors negatively affected all of the markets we plan to serve. Economic conditions in all our markets continue to be characterized by levels of uncertainty. Any deterioration in economic conditions or continuation of uncertain economic conditions would have a material adverse effect on our business.

Adverse changes in economic conditions can cause demand and prices for our homes to diminish or cause us to take longer to build our homes and make it more costly for us to do so. We may not be able to recover these increased costs by raising prices because of weak market conditions and because the price of each home we sell is usually set several months before the home is delivered, as many customers sign their home purchase contracts before construction begins. The potential difficulties described above could impact our customers’ ability to obtain suitable financing and cause some homebuyers to cancel or refuse to honor their home purchase contracts altogether.

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We have a limited operating history, and our business may not be successful.

We are currently in an early stage of our current business plan. We have limited operating history with respect to real estate acquisition and development. Our limited operating history makes it difficult for potential investors to evaluate our business. Therefore, our proposed operations are subject to all of the risks inherent in the initial expenses, challenges, complications and delays frequently encountered in connection with the formation of any new business, as well as those risks that are specific to the real estate industry in general. Investors should evaluate an investment in our company in light of the problems and uncertainties frequently encountered by companies attempting to develop markets for new products, services and technologies. Despite best efforts, we may never overcome these obstacles to achieve financial success.

Our business is speculative and dependent upon the implementation of our business plan, as well as our ability to enter into agreements with third parties for necessary financing. There can be no assurance that our efforts will be successful or result in revenue or profit. There is no assurance that we will earn significant revenues or that our investors will not lose their entire investment.

We have yet to attain profitable operations and because we will need additional financing to fund our activities, there is substantial doubt about our ability to continue as a going concern.

Our ability to continue to operate as a going concern is fully dependent upon our ability to obtain sufficient financing to continue our development and operational activities. The ability to achieve profitable operations is in direct correlation to our ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that we will ever be able to operate profitably or derive any significant revenues from our operation. We will be required to raise additional financing to fully implement our entire business plan.

There is no guarantee that we will ever operate profitably or even receive positive cash flows from full operations.

Increases in taxes, government fees or interest rates could prevent potential customers from buying our homes and adversely affect our business or financial results.

Increases in property tax rates by local governmental authorities, as experienced in response to reduced federal, state and provincial funding, can adversely affect the ability of potential customers to obtain financing or their desire to purchase new homes. Fees imposed on developers to fund schools, open spaces, road improvements, and/or provide low and moderate income housing, could increase our costs and have an adverse effect on our operations. In addition, increases in sales taxes (such as the Ontario harmonized sales tax initiative implemented in July 2010 by the Government of Ontario combining the 5% Canadian federal goods and services tax and the 8% Ontario provincial sales tax with certain abatement, rebate and transition rules for new housing) could adversely affect our potential customers who may consider those costs in determining whether to make a new home purchase and decide, as a result, not to purchase one of our homes.

In addition, increases in interest rates as a result of changes to U.S. and Canadian monetary policies could significantly increase the costs of owning a home, which in turn would adversely impact demand for and sales prices of homes and the ability of potential customers to obtain financing and adversely affect our business, financial condition and operating results.

Inflation could adversely affect our business and financial results, particularly in a period of oversupply of homes.

Inflation can adversely affect us by increasing costs of land, materials and labor. In the event of an increase in inflation, we may seek to increase the sales prices of homes in order to maintain satisfactory margins. However, an oversupply of homes relative to demand and home prices being set several months before homes are delivered may make any such increase difficult or impossible. In addition, inflation is often accompanied by higher interest rates, which historically had a negative impact on housing demand. In such an environment, we may not be able to raise home prices sufficiently to keep up with the rate of inflation and our margins could decrease. Moreover, the cost of capital increases as a result of inflation and the purchasing power of our cash resources declines. Current or future efforts by the government to stimulate the economy may increase the risk of significant inflation and its adverse impact on our business or financial results.

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Our quarterly operating results may fluctuate because of the seasonal nature of our business and other factors.

Our quarterly operating results generally fluctuate by season and also because of the uneven delivery schedule of certain of our products and communities, such as high-rise condominiums in the GTA.

Historically, a larger percentage of our agreements of sale in the United States have been entered into in the winter and spring. Weather-related problems, typically in the fall, late winter and early spring, may delay starts or closings and increase costs and thus reduce profitability. Seasonal natural disasters such as hurricanes, tornadoes, floods and fires could cause delays in the completion of, or increase the cost of, developing one or more of our communities, causing an adverse effect on our sales and revenues.

In many cases, we may not be able to recapture increased costs by raising prices because we set our prices up to 12 months in advance of delivery upon signing the home sales contract. In the case of high-rise condominium sales, purchase agreements are signed up to three years in advance of delivery. In addition, deliveries may be staggered over different periods of the year and may be concentrated in particular quarters. Our quarterly operating results may fluctuate because of these factors.

We require immediate additional capital.

Our operating plan for 2013 is focused on development of our projects.  We estimate that we will need to raise approximately $5 million in cash to support this plan for the next twelve months.  At the closing of the financing, we will have less than $5,000,000 in cash.  We are actively seeking additional funding.  There can be no assurance that the required additional financing will be available on terms favorable to us or at all.

Obtaining capital will be challenging in a difficult environment, due to the current environment in the United States financial markets and current world instability. We currently have no commitments for funding and there can be no assurance that we will be able to obtain additional funding in the future from either debt or equity financings, bank loans, collaborative arrangements or other sources on terms acceptable to us, or at all. If adequate funds are not available or are not available on acceptable terms when required, we may be required to significantly curtail our operations or may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could have a material adverse effect on our business, results of operations and financial condition.  If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our shareholders will be reduced, shareholders may experience additional dilution, and such securities may have rights, preferences and privileges senior to those of our common stock.  If we borrow money, we will have to pay interest and may also have to agree to restrictions that limit our operating flexibility. If we are unable to obtain adequate financing, we may have to curtail business operations, which would have a material negative effect on operating results and would most likely result in a lower stock price.

Lack of diversification may increase our risk.

Larger companies have the ability to manage their risk through diversification. However, we lack diversification, in terms of both the nature and geographic scope of our business. As a result, we could potentially be impacted more by factors affecting the real estate industries or the regions in which we operate than we would if our business were more diversified.

Our reliance on contractors can expose us to various liability risks.

We will be relyinbg on contractors in order to perform the construction of our homes, and in many cases, to select and obtain raw materials. We will be exposed to various risks as a result of our reliance on these contractors and their respective subcontractors and suppliers, including, as described above, the possibility of defects in our homes due to improper practices or materials used by contractors, which may require us to comply with our warranty obligations and/or bring a claim under an insurance policy. Several other homebuilders have received inquiries from regulatory agencies concerning whether homebuilders using contractors are deemed to be employers of the employees of such contractors under certain circumstances. Although contractors are independent of the homebuilders that contract with them under normal management practices and the terms of trade contracts and subcontracts within the homebuilding industry, if regulatory agencies reclassify the employees of contractors as employees of homebuilders, homebuilders using contractors could be responsible for wage, hour and other employment-related liabilities of their contractors. In the event that a regulatory agency reclassified the employees of our contractors as our own employees, we could be responsible for wage, hour and other employment-related liabilities of our contractors.

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Failure to manage land acquisitions and development and construction processes could result in significant cost overruns or errors in valuing sites.

We plan to own and purchase a large number of sites each year and are therefore dependent on our ability to process a very large number of transactions (which include, among other things, evaluating the site purchase, designing the layout of the development, sourcing materials and sub-contractors and managing contractual commitments) efficiently and accurately. Errors by employees, failure to comply with regulatory requirements and conduct of business rules, failings or inadequacies in internal control processes, equipment failures, natural disasters or the failure of external systems, including those of our suppliers or counterparties, could result in operational losses that could adversely affect our business, financial condition and operating results and our relationships with our customers.

Penalties we may incur could impair our business.

Failure to comply with government regulations could subject us to civil and criminal penalties, require us to forfeit property rights and may affect the value of our assets or our ability to conduct our business. We may also be required to take corrective actions, including, but not limited to, installing additional equipment, which could require us to make substantial capital expenditures. We could also be required to indemnify our employees in connection with any expenses or liabilities that they may incur individually in connection with regulatory action against them. These could result in a material adverse effect on our prospects, business, financial condition and our results of operation.

Ownership, leasing or occupation of land and the use of hazardous materials carries potential environmental risks and liabilities.

We are subject to a variety of local, state and federal statutes, rules and regulations concerning land use and the protection of health and the environment, including those governing discharge of pollutants to water and air, including asbestos, the handling of hazardous materials and the cleanup of contaminated sites. We may be liable for the costs of removal, investigation or remediation of hazardous or toxic substances located on, under or in a property currently or formerly owned, leased or occupied by us, whether or not we caused or knew of the pollution. The costs of any required removal, investigation or remediation of such substances or the costs of defending against environmental claims may be substantial. The presence of such substances, or the failure to remediate such substances properly, may also adversely affect our ability to sell the land or to borrow using the land as security. Environmental impacts from historical activities have been identified at some of the projects we have developed in the past and additional projects may be located on land that may have been contaminated by previous use. Although we are not aware of any projects requiring material remediation activities by us as a result of historical contamination, no assurances can be given that material claims or liabilities relating to such developments will not arise in the future.

The particular impact and requirements of environmental laws that apply to any given community vary greatly according to the community site, the site’s environmental conditions and the present and former use of the site. We expect that increasingly stringent requirements may be imposed on homebuilders in the future. Environmental laws may result in delays, cause us to implement time consuming and expensive compliance programs and prohibit or severely restrict development in certain environmentally sensitive regions or areas, such as wetlands. We also may not identify all of these concerns during any pre-development review of project sites. Environmental regulations can also have an adverse impact on the availability and price of certain raw materials, such as lumber. Furthermore, we could incur substantial costs, including cleanup costs, fines, penalties and other sanctions and damages from third-party claims for property damage or personal injury, as a result of our failure to comply with, or liabilities under, applicable environmental laws and regulations. In addition, we are subject to third-party challenges, such as by environmental groups, under environmental laws and regulations to the permits and other approvals required for our projects and operations. These matters could adversely affect our business, financial condition and operating results.

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Our business will suffer if we cannot obtain or maintain necessary permits or licenses.

Our operations will require licenses, permits and in some cases renewals of these licenses and permits from various governmental authorities. Our ability to obtain, sustain, or renew such licenses and permits on acceptable, commercially viable terms are subject to change, as, among other things, the regulations and policies of applicable governmental authorities may change. Our inability to obtain or extend a license or a loss of any of these licenses or permits may have a material adverse effect on our operations and financial condition.

If we experience shortages in labor supply, increased labor costs or labor disruptions, there could be delays or increased costs in developing our communities or building homes, which could adversely affect our operating results.

We require a qualified labor force to develop our communities. Access to qualified labor may be affected by circumstances beyond our control, including:

•	work stoppages resulting from labor disputes;

•	shortages of qualified trades people, such as carpenters, roofers, electricians and plumbers, especially in our key markets in the southwest United States;

•	changes in laws relating to union organizing activity;

•	changes in immigration laws and trends in labor force migration; and

•	increases in sub-contractor and professional services costs.

Any of these circumstances could give rise to delays in the start or completion of, or could increase the cost of, developing one or more of our communities and building homes. We may not be able to recover these increased costs by raising our home prices because the price for each home is typically set months prior to its delivery pursuant to sales contracts with our homebuyers. In such circumstances, our operating results could be adversely affected. Additionally, market and competitive forces may also limit our ability to raise the sales prices of our homes.

Our business may suffer if we are unable to attract or retain talented personnel.

 As of April 30, 2013, we had two full-time equivalent employees. Our success will depend in large measure on the abilities, expertise, judgment, discretion, integrity, and good faith of our management, as well as other personnel. We have a relatively small but very effective management team, and the loss of a key individual or inability to attract suitably qualified replacements or additional staff could adversely affect our business. We may also experience difficulties in certain jurisdictions in our efforts to obtain and/or retain suitably qualified staff willing to work in such jurisdictions. Our success depends on the ability of management and employees to interpret market and technical data correctly, as well as to respond to economic, market and other conditions. No assurance can be given that our key personnel will continue their association or employment with us or that replacement personnel with comparable skills will be found. If we are unable to attract and retain key personnel and additional employees, our business may be adversely affected.

Poor relations with the residents of our communities could negatively impact sales, which could cause our revenues or results of operations to decline.

Residents of communities we develop rely on us to resolve issues or disputes that may arise in connection with the operation or development of their communities. Efforts made by us to resolve these issues or disputes could be deemed unsatisfactory by the affected residents and subsequent actions by these residents could adversely affect sales or our reputation. In addition, we could be required to make material expenditures related to the settlement of such issues or disputes or to modify our community development plans, which could adversely affect our results of operations.

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Utility and resource shortages or rate fluctuations could have an adverse effect on our operations.

Certain areas in which we operate have historically been subject to utility and resource shortages, including significant changes to the availability of electricity and water. These areas have also experienced material fluctuations in utility and resource costs. Shortages of natural resources in our markets, particularly of water, may make it more difficult for us to obtain regulatory approval of new developments. We may incur additional costs and may not be able to complete construction on a timely basis if such shortages and utility rate fluctuations arise. Furthermore, these shortages and rate fluctuations may adversely affect the regional economies in which we operate, which may reduce demand for our homes.

If we are unable to develop our communities successfully or within expected timeframes, our results of operations could be adversely affected.

Before a residential community generates any revenues, time and material expenditures are required to acquire land, obtain development approvals and construct significant portions of project infrastructure, amenities, model homes and sales facilities. A decline in our ability to develop and market our communities successfully and to generate positive cash flow from these operations in a timely manner could have a material adverse effect on our business and results of operations and on our ability to service our debt and to meet our working capital requirements.

Risks Related to Our Common Stock; Liquidity Risks

Pursuant to the Merger, we became a consolidated subsidiary of a company that is subject to the reporting requirements of federal securities laws, which can be expensive and may divert resources from other projects, thus impairing its ability to grow.

As a result of the Merger, we became a consolidated subsidiary of a public reporting company and, accordingly, subject to the information and reporting requirements of the Securities Exchange Act of 1934 and other federal securities laws, including compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Merger) and furnishing audited reports to stockholders will cause our expenses to be higher than they would have been if we remained privately held and did not consummate the Merger.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. If we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, then we may not be able to obtain the independent accountant certifications required by such act, which may preclude us from keeping our filings with the SEC current.

If we fail to establish and maintain an effective system of internal control, we may not be able to report our financial results accurately or to prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital. We have not performed an in-depth analysis to determine if historical un-discovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement.

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Public company compliance may make it more difficult for us to attract and retain officers and directors.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public company, we expect these new rules and regulations to increase our compliance costs in 2009 and beyond and to make certain activities more time consuming and costly. As a public company, we also expect that these new rules and regulations may make it more difficult and expensive for us to obtain director and officer liability insurance in the future and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers.

Because we became public by means of a reverse merger, we may not be able to attract the attention of major brokerage firms.

There may be risks associated with us becoming public through a “reverse merger.” Securities analysts of major brokerage firms may not provide coverage of us since there is no incentive to brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of our post-Merger company.

Our stock price may be volatile.

The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

•	changes in our industry;

•	competitive pricing pressures;

•	our ability to obtain working capital financing;

•	additions or departures of key personnel;

•	limited “public float” in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for our common stock;

•	sales of our common stock;

•	our ability to execute our business plan;

•	operating results that fall below expectations;

•	loss of any strategic relationship;

•	regulatory developments;

•	economic and other external factors; and

•	period-to-period fluctuations in our financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

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We have not paid dividends in the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate doing so in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting us at such time as our board of directors may consider relevant. If we do not pay dividends, our common stock may be less valuable because a return on your investment will only occur if our stock price appreciates.

There is currently no liquid trading market for our common stock and we cannot ensure that one will ever develop or be sustained.

To date there has been no liquid trading market for our common stock. Our common stock was approved to trade on the OTC Bulletin Board system under the symbol “IZON” since June 26, 2007 (we will likely apply for a change in our trading symbol in connection with the change in our name to InZon Corporation). As a result, investors may be unable to sell their shares of our common stock. We cannot predict how liquid the market for our common stock might become.

As soon as is practicable, we anticipate applying for listing of our common stock on either the NYSE Amex Equities, The NASDAQ Capital Market or other national securities exchange, assuming that we can satisfy the initial listing standards for such exchange. We currently do not satisfy the initial listing standards, and cannot ensure that we will be able to satisfy such listing standards or that our common stock will be accepted for listing on any such exchange. Should we fail to satisfy the initial listing standards of such exchanges, or our common stock is otherwise rejected for listing and remains quoted on the OTC Bulletin Board or is suspended from the OTC Bulletin Board, the trading price of our common stock could suffer and the trading market for our common stock may be less liquid and our common stock price may be subject to increased volatility.

Furthermore, for companies whose securities are quoted on the OTC Bulletin Board, it is more difficult (1) to obtain accurate quotations, (2) to obtain coverage for significant news events because major wire services generally do not publish press releases about such companies, and (3) to obtain needed capital.

Offers or availability for sale of a substantial number of shares of our common stock may cause the price of our common stock to decline.

If our stockholders sell substantial amounts of our common stock in the public market, including upon the effectiveness of a registration statement or upon expiration of statutory holding periods, or issued upon the exercise of outstanding options or warrants, it could create a circumstance commonly referred to as an “overhang” and in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult our ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

Our common stock may be deemed a “penny stock,” which would make it more difficult for our investors to sell their shares.

Our common stock may be subject to the “penny stock” rules adopted under Section 15(g) of the Exchange Act. The penny stock rules generally apply to companies whose common stock is not listed on The NASDAQ Stock Market or other national securities exchange and trades at less than $4.00 per share, other than companies that have had average revenue of at least $6,000,000 for the last three years or that have tangible net worth of at least $5,000,000 ($2,000,000 if the company has been operating for three or more years). These rules require, among other things, that brokers who trade penny stock to persons other than “established customers” complete certain documentation, make suitability inquiries of investors and provide investors with certain information concerning trading in the security, including a risk disclosure document and quote information under certain circumstances. Many brokers have decided not to trade penny stocks because of the requirements of the penny stock rules and, as a result, the number of broker-dealers willing to act as market makers in such securities is limited. If we remain subject to the penny stock rules for any significant period, it could have an adverse effect on the market, if any, for our securities. If our securities are subject to the penny stock rules, investors will find it more difficult to dispose of our securities.

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You should consider the United States federal income tax consequences of owning our securities.

There are risks associated with the United States federal income tax consequences of owning our common stock. Because the tax consequences of owning our common stock are complex and certain tax consequences may differ depending on the holder's particular tax circumstances, each potential investor should consult with and rely on its own tax advisor about the tax consequences. In addition, there can be no assurance that the United States federal income tax treatment currently applicable to owning our common stock will not be modified by legislative, administrative, or judicial action that may have a retroactive effect. No representation or warranty of any kind is made with respect to the acceptance by the Internal Revenue Service or any court of law regarding the treatment of any item of income, deduction, gain, loss or credit by an investor on its tax return.

Item 2: Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

The following discussion may contain certain forward-looking statements. Such statements are not covered by the safe harbor provisions. These statements include the plans and objectives of management for future growth of the Company, including plans and objectives related to the consummation of acquisitions and future private and public issuances of the Company's equity and debt securities. The forward-looking statements included herein are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

The words “we,” “us” and “our” refer to the Company. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify “forward-looking statements.” Actual results could differ materially from those projected in the forward looking statements as a result of a number of risks and uncertainties, including but not limited to: (a) limited amount of resources devoted to achieving our business plan; (b) our failure to implement our business plan within the time period we originally planned to accomplish; (c) our strategies for dealing with negative cash flow; and (d) other risks that are discussed in this report or included in our previous filings with the Securities and Exchange Commission.

Overview

InZon Corporation is a development stage company focused on the acquisition and development of real estate property in North America.

AVC is currently focused on building a team of industry experts to advise and assist AVC’s management as the project plans are developed. The team will include members from the financial, legal, and government policy communities who are all well experienced in the field of real estate development.

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Projects

On November 25, 2012, the Company entered into an agreement with STN Partners Holding Corp (“STN”) to acquire from STN 100% of the shares of Royal Niagara Falls Estates Development’s (“RNFED”) real estate land and development project on the land for $5,000,000. The option is effective until July 31, 2013. The property consists of 19.6 acres of partially developed with 90 residential subdivision lots residential land located north of Fort Erie, Ontario and approximately 15 miles south of Niagara Falls, Ontario.

Plan of Operations

Based on our cash flow projections, we expect that our current cash on hand will be sufficient to satisfy our cash needs for at least three to six months and to enable us to have sufficient capital liquidity to engage various consultant and independent contractors to implement our initial plans to develop the facilities discussed above. However, if our expenses exceed our expectations, we may exhaust such funds even sooner. In any event, we will likely seek to raise additional funds through public or private offerings of our securities during the next three to twelve months. If we are unable to raise additional funds on a timely basis or at all, any progress with respect to our exploration activities may be adversely affected.

Results of Operations

Revenues. From our inception to the period ended April 30, 2013, we have had no revenues. We do not expect to earn revenues in the near future.

Operating Expenses. From our inception to the period ended April 30, 2013, we incurred no operating expenses.

Income Tax Expenses. From our inception to the period ended April 30, 2013, we did not recognize any income tax expense.

Liquidity and Capital Resources

As of April 30, 2013, we had approximately $5,000,000 cash on hand. However, the cash on hand was lent to AVC as part of a result of a short term loan from an AVC shareholder. The entire amount of cash on hand may become due and payable on January 12, 2014. We are in the very early stages of development.

Critical Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with a maturity of three months or less, when purchased, to be cash equivalents.

The Company will maintain cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation up to $250,000.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Fair Value of Financial Instruments

SFAS No. 107, “Disclosures About Fair Value of Financial Instruments,” requires the Company to disclose, when reasonably attainable, the fair market values of its accounts receivable, accounts payable, accrued expenses, deferred revenue and notes payable that are deemed to be financial instruments. The carrying amounts and estimated fair values of the Company’s financial instruments approximate their fair value due to their short-term nature.

Earnings (loss) per Common Share (“EPS”)

The Company complies with Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings Per Share,” which requires dual presentation of basic and diluted earnings per share. Basic EPS excludes dilution and is computed by dividing income (loss) available to common stockholders by the weighted-average common shares outstanding for the year. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Income Taxes

The Company complies with SFAS No. 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amounts expected to be realized.

Impairment of Long-Lived Assets:

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets," long-lived assets, such as property and equipment and intangible assets are not subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of asset groups to be held and used is measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset group exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds fair value of the asset group.

Recently Issued Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued (the “FASB”) issued SFAS No. 161, “Disclosures About Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires enhanced disclosures related to derivative and hedging activities, and thereby seeks to improve the transparency of financial reporting. Under SFAS 161, entities are required to provide enhanced disclosures relating to a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedge items are accounted for under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133”), and its related interpretations; and c) how derivative instruments and related hedged items affect and entity’s financial positions, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business” Combinations” (SFAS 141R). SFAS 141R establishes principles and requirements for how an acquirer recognizes and measures its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141R also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination.

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In December 2007, the FSAB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51” (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. SFAS 160 also established disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.

The above pronouncements are not currently expected to have a material effect on our financial statements

Item 3: Properties

Please refer to Item 2.01 above with respect to our description of our current office space, which is hereby incorporated herein by reference.

Item 4: Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information as of April 30, 2013 following the closing of the Merger regarding the beneficial ownership of our Common Stock by (i) each person who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each of our directors and “named executive officers”; and (iii) all of our executive officers and directors as a group:

Name and address of Beneficial Owner	Amount	Percent of Class

Directors and Named Executive Officers

Bok Wong	0	0%
Jennifer Q. Wang Zhen Hua Wang Chun Xiang Yan	0 0 0	0% 0% 0%

Other 5% or Greater Beneficial Owners

Xie Chang Zhi	1,727,442	10.79%

Item 5: Directors And Executive Officers

Our Board of Directors now consists of four members. For further information including biographical and new appointments of officers and directors, see the disclosure under “Directors and Executive Officers” in this Report.

The names of our current officers and directors, as well as certain information about them are set forth below:

Name	Age	Position(s)

Bok Wong	49	Chief Executive Officer and Director
Jennifer Q. Wang Zhen Hua Wang Chun Xiang Yan	54 50 49	Director Director Director

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Bok Wong—Chief Executive Officer, President and Chairman of the Board

Mr. Bok Wong is currently Chief Executive Officer and Chairman of Board, of Aspire International Inc.  Prior to that, he co-founded Perfisans Networks in February 2001, and has acted as its Vice President of Operations since its inception. Starting from November 2006, he is promoted by the Board of Director to be the President and CEO of the company.  Previously he co-founded Intervis Corporation, a system on a chip design consulting company. Mr. Wong was the principal consultant of Intervis from 1998 to 2000 and Director of ASIC Technology at Trebia from 2000 to February 2001. Mr. Wong has also worked with ATI Technologies, Genesis Microchip, and Philips in Hong Kong.

Jennifer Q. Wang—Director

Ms. Wang has over twenty-five years of international company management experience. She was involved in several major IPO placements such as China Unicom public offer in Hong Kong Stock Exchange

Zhen Hua Wang—Director

Mr. Wang has over twenty-five years management experience in various area especially in the financial sector. He is the founder, chairman and general manager of the TianJing YingXing GuoJi Investment management, a private equity fund management company targeting the small to medium size business market.

Chun Xiang Yan—Director

Mrs. Yan has been the director of the Asia Cultural Foundation since 1995. She founded Hong Kong Tong Hui Real Estate Holding Group in 1995 focus in the real estate investment management. In 2005, she also founded a Beijing LongXing Investment holding company limited. And in 2010, she founded Hong Kong YingXing Equity Investment Group Limited focus in equity investment. She has over 10 year real estate and over private equity investment experience.

Election of Directors and Officers

Holders of our Common Stock are entitled to one (1) vote for each share held on all matters submitted to a vote of the stockholders, including the election of directors. Cumulative voting with respect to the election of directors is not permitted by our Articles of Incorporation. The holders of the Investor Shares are entitled to appoint one representative as a member of our Board of Directors.

Our Board of Directors shall be elected at the annual meeting of the shareholders or at a special meeting called for that purpose. Each director shall hold office until the next annual meeting of shareholders and until the director’s successor is elected and qualified.

Compensation of Independent Directors

Each member of our board of directors who is not an employee of the Company (a “non-employee director”) may receive an annual retainer in cash and/or shares of our Common Stock as determined by the board of directors and all directors will be reimbursed for costs and expenses related to attending meetings of the board of directors, though such compensation has not yet been established.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

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Audit Committee

We do not have a standing audit committee of the Board of Directors. Management has determined not to establish an audit committee at present because of our limited resources and limited operating activities do not warrant the formation of an audit committee or the expense of doing so. We do not have a financial expert serving on the Board of Directors or employed as an officer based on management’s belief that the cost of obtaining the services of a person who meets the criteria for a financial expert is beyond our limited financial resources and the financial skills of such an expert are simply not required or necessary for us to maintain effective internal controls and procedures for financial reporting in light of the limited scope and simplicity of accounting issues raised in our financial statements at this stage of our development.

Item 6: Executive Compensation

Name and Principal Position	Year				Long-Term Compensation
		Annual Compensation			Awards		Payouts
		Salary	Bonus ($)	Other Annual Compensation (# of shares of Common Stock)	Restricted Stock Awards ($)	Securities Underlying Options/SARs	LTIP Payouts	All Other Compensation ($)
Bok Wong, Chief Executive Officer, Director	2012	0	0	0	0	0	0	0
	2011	0	0	0	0	0	0	0

Chun Ka Tsun, (1) Chief Accounting Officer, Director	2012	0	0	0	0	0	0	0
	2011	0	0	0	0	0	0	0

(1) On February 18, 2013, Chun Ka Tsun resigned as a member of the Board of Directors and as of the Chief Financial Officer of the Company.

Employment Agreements

We have not entered into employment agreements with our executive officers as of the date of this Current Report on Form 8-K.

We may also issue to our officers and directors cash compensation, restricted stock grants or grants of stock options on terms and conditions to be determined by our board of directors or designated committee.

Compensation of Directors

The Company did not provide for issuances of its securities through a stock option plan or even have a committee to approve such agreement. We intend to provide our directors with compensation for their service on our board of directors, though such compensation has not yet been established.

Item 7: Certain Relationships And Related Transactions And Director Independence

We had no related party transactions in the past three fiscal years. Three of our directors is currently independent pursuant to the definition employed by NASDAQ.

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Item 8: Legal Proceedings

Please refer to Item 2.01 above with respect to our description of our current legal proceedings, which is hereby incorporated by reference.

Item 9: Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Our common stock is quoted on the Over the Counter Bulletin Board (the “OTC Bulletin Board”) under the symbol “IZON”. There is currently no Bid or Offer for our Common Stock. There is no assurance that a trading market will develop or, if such a market does develop, that it will continue.

Item 10: Recent Sales of Unregistered Securities.

On February 29, 2012, four individual note holders agreed to exchange their notes payable of $303,488 for 67,000 shares of restricted common stock in the Company (See Note 4-Notes Payable).

On February 29, 2012 the Company issued 13,000 shares of restricted common stock to its previous landlord (SAE Group, Inc.), a related party, in settlement of $58,500 of unpaid rent to release the Company of all of its lease obligations.

On February 29, 2012, the Company issued 20,000 shares of restricted common stock in settlement of accounts payable of $91,900.

On April 23, 2012, the Company issued 3,000,000 shares of common stock with a value of $472,500 for 21 months of consulting services commencing on the date of issuance.

Item 11: Description of Securities.

Introduction

InZon Corporation was incorporated in the state of Nevada, on May 14, 2004. The Company is authorized to issue 100,000,000 shares of common stock and 1,000,000 shares of preferred stock.  Each has a par value of $.0001 per share.

Common Stock

Our certificate of incorporation authorizes the issuance of 74,000,000 shares of common stock. The holders of our common stock: (i) have equal ratable rights to dividends from funds legally available for payment of dividends when, as and if declared by the board of directors; (ii) are entitled to share ratably in all of the assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs; (iii) do not have preemptive, subscription or conversion rights, or redemption or access to any sinking fund; and (iv) are entitled to one non-cumulative vote per share on all matters submitted to stockholders for a vote at any meeting of stockholders.

Dividends

The Company has never declared or paid any cash dividends on its common stock. The Company does not intend to declare or pay any cash dividends on its common stock in the foreseeable future. Subject to the limitations described below, the holders of the Company’s common stock are entitled to receive only such dividends (cash or otherwise) as may (or may not) be declared by the Company’s Board of Directors. However, in the event the Company does declare a dividend on its common stock, the holders of the Investor Shares will be entitled to receive an equal dividend as if they converted into common stock as of the date the dividend is to be received by the holders of Common Stock. Further, so long as any Investor Shares remain outstanding, the Company will not be allowed to declare a dividend without the written consent of the holders of all of the Investor Shares.

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Authorized but Un-issued Capital Stock

Nevada law does not require stockholder approval for any issuance of authorized shares. Additional shares of Common Stock may be issued by the Board of Directors a variety of corporate purposes, including future public offerings to raise additional capital or to facilitate corporate acquisitions. One of the effects of the existence of un-issued and unreserved common and preferred stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of our board by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive the stockholders of opportunities to sell their shares of our common stock at prices higher than prevailing market prices.

Shareholder Matters

As an issuer of "penny stock" the protection provided by the federal securities laws relating to forward looking statements does not apply to us.  Although the federal securities law provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks. As a result, we will not have the benefit of this safe harbor protection in the event of any claim that the material provided by us, including this prospectus, contained a material misstatement of fact or was misleading in any material respect because of our failure to include any statements necessary to make the statements not misleading.

As a Nevada corporation, we are subject to the Nevada Revised Statutes ("NRS"). Certain provisions of Nevada law create rights that might be deemed material to our shareholders. Other provisions might delay or make more difficult acquisitions of our stock or changes in our control or might also have the effect of preventing changes in our management or might make it more difficult to accomplish transactions that some of our shareholders may believe to be in their best interests.

Directors' Duties. Section 78.138 of the NRS allows our directors and officers, in exercising their powers to further our interests, to consider the interests of our employees, suppliers, creditors and customers. They can also consider the economy of the state and the nation, the interests of the community and of society and our long-term and short-term interests and shareholders, including the possibility that these interests may be best served by our continued independence. Our directors may resist a change or potential change in control if they, by a majority vote of a quorum, determine that the change or potential change is opposed to or not in our best interest. Our board of directors may consider these interests or have reasonable grounds to believe that, within a reasonable time, any debt which might be created as a result of the change in control would cause our assets to be less than our liabilities, render us insolvent, or cause us to file for bankruptcy protection.

Amendments to Bylaws. Our articles of incorporation provide that the power to adopt, alter, amend, or repeal our bylaws is vested with the board of directors.  In exercising this discretion, our board of directors could conceivably alter our bylaws in ways that would affect the rights of our shareholders and the ability of any shareholder or group to effect a change in our control; however, the board would not have the right to do so in a way that would violate law or the applicable terms of our articles of incorporation.

Transfer Agent

The transfer agent for our common stock is Continental Stock Transfer & Trust, 17 Battery Place, New York, New York. Its telephone number is (212) 845-3249.

Item 12: Indemnification of Directors and Officers.

Our Articles of Incorporation provides for us to indemnify our officers and directors as follows:

•	We will indemnify all directors, officers, employees, and agents to the fullest extent permitted by Nevada law as provided within NRS 78.751 or any other law then in effect or as it may hereafter be amended.

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•	We will indemnify each present and future director, officer, employee, or agent of ours who becomes a party or is threatened to be made a party to any suit or proceeding, whether pending, completed, or merely threatened, and whether said suit or proceeding is civil, criminal, administrative, investigative, or otherwise, except an action by or in the right ours, by reason of the fact that he is or was a director, officer, employee, or agent of ours, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including but not limited to attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to our best interest, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

•	The expenses of directors and officers incurred in defending a civil or criminal action, suit, or proceeding must be paid by us as they are incurred and in advance of the final disposition of the action, suit, or proceeding if and only if the director or officer undertakes to repay said expenses to us if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by us.

•	The indemnification and advancement of expenses may not be made to or on behalf of any director or officer if a final adjudication establishes that the director’s of officer’s acts or omission involved intentional misconduct, fraud, or a knowing violation of the law and was material to the cause of action.

Additionally, our Bylaws provide that we shall indemnify our (i) present or former directors, advisory directors or officers, (ii) any person who while serving in any of the capacities referred to in clause (i) who served at our request as a director, officer, partner, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) our board of directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii).

Item 13. Financial Statements and Supplementary Data.

Please refer to the financial statements filed as exhibits to the Report on Form 8-K of which this Form 10 disclosure forms a part.

Item 14: Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

Not applicable.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated by reference into this section.

ITEM 3.02 RECENT SALES OF UNREGISTERED SECURITIES

Please refer to Item 2.01 above with respect to our description of recent sales of unregistered securities, which is hereby incorporated herein by reference.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As the result of the completion of the Merger, the Company is no longer a shell company, as that term is defined in Rule 12b-2 under the Exchange Act. Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated by reference into this section.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of May 17, 2012 by and between InZon Global Consulting, Inc., AVC Resources Acquisition Corp. and InZon Corporation (included herein by reference to a Current Report on Form 8-K filed on May 23, 2012)
16.1	Letter from D. Brooks and Associates CPA’s, P.A. dated April 30, 2013
21.1	Subsidiaries of the Company
99.1	AVC Acquisition Corp. audited financial statements for the period from inception through June 30, 2012.
99.2	InZon Corporation audited financial statements for the years ended December 31, 2011 and 2012.
99.3	Pro forma unaudited consolidated financial statements as of September 30, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INZON CORPORATION

May 1, 2013	By:	/s/ Bok Wong
Bok Wong
Chief Executive Officer

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